Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports Third Quarter Fiscal Year 2025 Results

Wilmington, Massachusetts (August 6, 2025) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its third quarter of fiscal year 2025, which ended on June 28, 2025. Symbotic reported revenue of $592 million, a net loss of $32 million and adjusted EBITDA1 of $45 million for the third quarter of fiscal year 2025.
In comparison, Symbotic posted revenue of $470 million, a net loss of $27 million and adjusted EBITDA1 of $3 million in the third quarter of fiscal year 2024.
Cash and cash equivalents decreased by $177 million from the prior quarter, totaling $778 million at the end of the third quarter of fiscal year 2025.
“We continue to deliver strong results and drive operational progress,” said Rick Cohen, Symbotic Chairman and Chief Executive Officer. “We are building on this momentum with game-changing innovations that are unlocking new opportunities across the supply chain as we have unveiled with our next generation storage structure.”
“Revenue grew 26% and gross margins improved once again year-over-year,” said Carol Hibbard, Symbotic Chief Financial Officer. “Looking ahead, with the launch of a proprietary new storage structure, we expect a temporary short-term impact on revenue based on schedules shifting to accommodate. Importantly, the new structure does not affect our backlog and supports our long-term value creation.”
OUTLOOK
For the fourth quarter of fiscal 2025, Symbotic expects revenue of $590 million to $610 million, and adjusted EBITDA2 of $45 million to $49 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its third quarter of fiscal year 2025 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q3-2025.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by total revenue. Symbotic defines adjusted research and development expenses, a non-GAAP financial measure, as GAAP research and development expenses excluding the following items: depreciation and amortization of tangible and intangible assets and stock-based compensation. Symbotic defines adjusted selling, general, and administrative expenses, a non-GAAP financial measure, as GAAP selling, general, and administrative expenses excluding the following items: depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; internal control remediation; business transformation costs; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, adjusted research and development expenses, adjusted selling, general, and administrative expenses, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.
Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business, the GreenBox joint venture, the Commercial Agreement with GreenBox, Symbotic’s acquisitions of developed technology intangible assets, and the commercial agreement with Walmart de México y Centroamérica;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its system;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•the next generation storage structure;

•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation, regulation and trade practices, including tariffs;
•business disruption;
•disruption to the business due to Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;
•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2024. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024 filed with the SEC on December 4, 2024 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business and risks related to the acquisition.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
(in thousands, except share and per share information)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Revenue:
Systems	$559,108	$513,372	$450,595	$1,536,539	$1,168,993
Software maintenance and support	8,121	6,685	3,545	20,331	8,280
Operation services	24,892	29,594	16,198	71,595	46,340
Total revenue	592,121	549,651	470,338	1,628,465	1,223,613
Cost of revenue:
Systems	457,911	414,560	398,761	1,254,289	1,024,832
Software maintenance and support	1,756	2,095	2,539	5,735	6,201
Operation services	24,832	25,168	14,065	72,952	43,331
Total cost of revenue	484,499	441,823	415,365	1,332,976	1,074,364
Gross profit	107,622	107,828	54,973	295,489	149,249
Operating expenses:
Research and development expenses	52,147	61,540	44,722	157,279	133,327
Selling, general, and administrative expenses	75,670	78,347	47,871	215,092	143,535
Restructuring charges	16,361	—	—	16,361	—
Total operating expenses	144,178	139,887	92,593	388,732	276,862
Operating loss	(36,556)	(32,059)	(37,620)	(93,243)	(127,613)
Other income, net	8,451	11,714	11,615	27,987	27,626
Loss before income tax and equity method investment	(28,105)	(20,345)	(26,005)	(65,256)	(99,987)
Income tax expense (benefit)	(44)	1,397	(182)	1,204	(102)
Loss from equity method investment	(3,776)	(2,490)	(537)	(7,831)	(537)
Net loss	(31,925)	(21,438)	(26,724)	(71,883)	(100,626)
Net loss attributable to noncontrolling interests	(26,012)	(17,513)	(22,043)	(58,569)	(84,300)
Net loss attributable to common stockholders	$(5,913)	$(3,925)	$(4,681)	$(13,314)	$(16,326)

Loss per share of Class A Common Stock:
Basic and Diluted	$(0.05)	$(0.04)	$(0.05)	(0.12)	$(0.18)
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	109,201,745	107,726,978	102,414,284	107,664,864	92,891,276

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net loss to Adjusted EBITDA:

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net loss	$(31,925)	$(21,438)	$(26,724)	$(71,883)	$(100,626)
Interest income	(8,373)	(7,229)	(11,610)	(23,371)	(27,554)
Income tax expense (benefit)	44	(1,397)	182	(1,204)	102
Depreciation and amortization	12,940	11,169	10,032	30,969	15,065
Stock-based compensation	50,279	47,962	30,320	126,982	94,508
Business Combination transaction expenses	422	3,298	—	7,522	—
Equity method investment	3,776	2,490	537	7,831	537
Internal control remediation	1,795	2,175	—	7,046	—
Business transformation costs	75	2,400	—	2,475	—
Fair value adjustments on strategic investments	—	(4,481)	—	(4,481)	—
Restructuring charges	16,361	(231)	—	16,130	34,206
Joint venture formation fees	—	—	—	—	1,089
Equity financing transaction costs	—	—	—	—	1,985
Adjusted EBITDA	$45,394	$34,718	$2,737	$98,016	$19,312
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Gross profit	$107,622	$107,828	$54,973	$295,489	$149,249
Depreciation	3,538	2,949	5,359	8,957	5,540
Stock-based compensation	16,034	11,264	3,807	31,006	12,394
Restructuring charges	—	(231)	—	(231)	34,206
Adjusted gross profit	$127,194	$121,810	$64,139	$335,221	$201,389

Gross profit margin	18.2%	19.6%	11.7%	18.1%	12.2%
Adjusted gross profit margin	21.5%	22.2%	13.6%	20.6%	16.5%

The following table reconciles GAAP research and development expenses to Adjusted research and development expenses:

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Research and development expenses	$52,147	$61,540	$44,722	$157,279	$133,327
Depreciation and amortization	(7,133)	(5,611)	(1,250)	(15,044)	(3,236)
Stock-based compensation	(12,860)	(15,608)	(13,279)	(40,719)	(41,728)
Adjusted research and development expenses	$32,154	$40,321	$30,193	$101,516	$88,363
The following table reconciles GAAP selling, general, and administrative expenses to Adjusted selling, general, and administrative expenses:

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Selling, general, and administrative expenses	$75,670	$78,347	$47,871	$215,092	$143,535
Depreciation and amortization	(2,270)	(2,609)	(3,423)	(6,969)	(6,294)
Stock-based compensation	(21,385)	(21,091)	(13,235)	(55,257)	(40,385)
Business combination transaction expenses	(422)	(3,298)	—	(7,522)	—
Internal control remediation	(1,795)	(2,175)	—	(7,046)	—
Business transformation costs	(75)	(2,400)	—	(2,475)	—
Joint venture formation fees	—	—	—	—	(1,089)
Equity financing transaction costs	—	—	—	—	(1,985)
Adjusted selling, general, and administrative expenses	$49,723	$46,774	$31,213	$135,823	$93,782
The following table reconciles GAAP net cash provided by (used in) operating activities to free cash flow:

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net cash provided by (used in) operating activities	$(138,343)	$269,575	$50,384	$336,259	$41,306
Purchases of property and equipment and capitalization of internal use software development costs	(14,867)	(20,560)	(17,143)	(42,784)	(23,007)
Free cash flow	$(153,210)	$249,015	$33,241	$293,475	$18,299

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	June 28, 2025	September 28, 2024
Class A Common Shares issued and outstanding	110,252,933	104,689,377
Class V-1 Common Shares issued and outstanding	76,015,171	76,965,386
Class V-3 Common Shares issued and outstanding	403,559,196	404,309,196
	589,827,300	585,963,959

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	June 28, 2025	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$777,576	$727,310
Accounts receivable	136,237	201,548
Unbilled accounts receivable	236,433	218,233
Inventories	138,901	106,136
Deferred expenses	35,545	1,058
Prepaid expenses and other current assets	101,516	101,252
Total current assets	1,426,208	1,355,537
Property and equipment, net	73,013	97,109
Intangible assets, net	82,921	3,664
Goodwill	60,534	—
Equity method investment	105,551	81,289
Other assets	79,184	40,953
Total assets	$1,827,411	$1,578,552
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$215,624	$175,188
Accrued expenses and other current liabilities	183,690	165,644
Deferred revenue	918,097	676,314
Total current liabilities	1,317,411	1,017,146
Deferred revenue	5,044	129,233
Other liabilities	61,544	42,043
Total liabilities	1,383,999	1,188,422
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 110,252,933 and 104,689,377 shares issued and outstanding at June 28, 2025 and September 28, 2024, respectively	13	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 76,015,171 and 76,965,386 shares issued and outstanding at June 28, 2025 and September 28, 2024, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 403,559,196 and 404,309,196 shares issued and outstanding at June 28, 2025 and September 28, 2024, respectively	40	40
Additional paid-in capital	1,550,610	1,523,692
Accumulated deficit	(1,337,239)	(1,323,925)
Accumulated other comprehensive loss	(2,678)	(2,594)
Total stockholders' equity	210,753	197,233
Noncontrolling interest	232,659	192,897
Total equity	443,412	390,130
Total liabilities and equity	$1,827,411	$1,578,552

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Cash flows from operating activities:
Net loss	$(31,925)	$(21,438)	$(26,724)	$(71,883)	$(100,626)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	14,202	12,279	10,696	34,126	17,048
Loss from equity method investment	3,776	4,055	537	7,831	537
Foreign currency (gains) losses, net	(61)	20	—	(73)	(8)
Gain on investments	—	—	(1,339)	—	(10,084)
Loss on disposal of assets	—	—	—	201	—
Provision for excess and obsolete inventory	3,921	292	(171)	4,901	34,105
Stock-based compensation	49,440	43,355	29,331	119,568	86,858
Gain from strategic investment fair value adjustment	—	(4,481)	—	(4,481)	—
Changes in operating assets and liabilities:
Accounts receivable	1,389	(3,195)	27,166	65,570	(31,295)
Inventories	3,470	(23,232)	(12,179)	(30,187)	(30,099)
Prepaid expenses and other current assets	(37,107)	89,491	45,269	62,701	2,839
Deferred expenses	27,503	(1,757)	(5,580)	23,582	(10,626)
Other assets	(9,449)	(6,400)	514	(16,928)	(4,952)
Accounts payable	(4,407)	13,806	(5,444)	40,544	17,871
Accrued expenses and other current liabilities	12,532	(65,685)	50,477	(7,613)	48,593
Deferred revenue	(171,331)	230,283	(60,635)	117,288	12,009
Other liabilities	(296)	2,182	(1,534)	(8,888)	9,136
Net cash provided by (used in) operating activities	(138,343)	269,575	50,384	336,259	41,306
Cash flows from investing activities:
Purchases of property and equipment and capitalization of internal use software development costs	(14,867)	(20,560)	(17,143)	(42,784)	(23,007)
Proceeds from maturities of marketable securities	—	—	50,000	—	340,000
Purchases of marketable securities	—	—	—	—	(48,660)
Acquisitions of strategic investments	(24,233)	—	(66,489)	(42,225)	(66,489)
Cash paid for business acquisitions	—	(200,000)	—	(200,000)	—
Net cash provided by (used in) investing activities	(39,100)	(220,560)	(33,632)	(285,009)	201,844
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	—	—	(3,012)	(3,181)
Net proceeds from issuance of common stock under employee stock purchase plan	—	3,233	—	3,233	3,435

Distributions to or on behalf of Symbotic Holdings LLC partners	57	(382)	(47,654)	(1,175)	(47,654)
Proceeds from issuance of Class A Common Stock	—	—	—	—	257,985
Proceeds from exercise of warrants	—	—	2	—	158,704
Net cash provided by (used in) financing activities	57	2,851	(47,652)	(954)	369,289
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	24	50	(10)	(10)	(25)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(177,362)	51,916	(30,910)	50,286	612,414
Cash, cash equivalents, and restricted cash - beginning of period	958,002	906,086	904,242	730,354	260,918
Cash, cash equivalents, and restricted cash - end of period	$780,640	$958,002	$873,332	$780,640	$873,332

	Three Months Ended			Nine Months Ended
(in thousands)	June 28, 2025	March 29, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$777,576	$954,944	$870,469	$777,576	$870,469
Restricted cash	3,064	3,058	2,863	3,064	2,863
Cash, cash equivalents, and restricted cash	$780,640	$958,002	$873,332	$780,640	$873,332